                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                January 12, 1997
                Date of Report (Date of earliest event reported)

                               CELL GENESYS, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                      0-19986                94-3061375
(State or Other Jurisdiction    (Commission File Number)    (IRS Employer
 of Incorporation)                                          Identification No.)


                               342 Lakeside Drive
                         Foster City, California  94404
          (Address of principal executive offices, including zip code)

                                 (415) 358-9600
              (Registrant's telephone number, including area code)

                                 Not applicable
         (Former name or former address, if changed since last report)
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                                       2
Item 5.   Other Events.

          On January 12, 1997, Cell Genesys, Inc. ("Cell Genesys") entered into an agreement and plan of merger and reorganization (the "Merger Agreement") with Somatix Therapy Corporation, a corporation organized under the laws of the State of Delaware ("Somatix"), and S Merger Corp., a corporation organized under the laws of the State of Delaware ("Merger Sub") and a direct wholly owned subsidiary of Cell Genesys. Pursuant to the Merger Agreement, (i) Merger Sub will be merged (the "Merger") with and into Somatix and Somatix will become a wholly owned subsidiary of Cell Genesys, (ii) each issued and outstanding share of capital stock of Somatix will be converted into the right to receive shares of common stock, par value $.001 per share, of Cell Genesys ("CGI Common Stock"), upon the terms set forth in the Merger Agreement, and (iii) each unexpired and unexercised option or warrant to acquire shares of capital stock of Somatix will be assumed by Cell Genesys and become an option or warrant to acquire shares of CGI Common Stock.

          A total of approximately 11,671,338 shares of CGI Common Stock will be issued to former holders of capital stock of Somatix pursuant to the Merger, all of which shares will be issued pursuant to a registration statement on Form S-4 under the Securities Act of 1933, as amended.

          The Merger is subject to certain conditions, including the approval of the stockholders of Cell Genesys and Somatix, and other customary closing conditions.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits.

 Exhibit No.                           Description
 -----------                           -----------
     2.1         Agreement and plan of merger and reorganization, dated as of January
                 12, 1997, among Cell Genesys, Inc., S Merger Corp. and Somatix
                 Therapy Corporation.

     10.1        Stock option agreement, dated as of January 12, 1997, between Somatix
                 Therapy Corporation, as grantor, and Cell Genesys, Inc., as grantee.

     10.2        Stock option agreement, dated as of January 12, 1997, between Cell
                 Genesys, Inc., as grantor, and Somatix Therapy Corporation, as grantee.

     99.1        Press release issued January 13, 1997 announcing the proposed business combination between Cell Genesys, Inc. and Somatix Therapy
                 Corporation.

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                                       3


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 CELL GENESYS, INC.



Dated:  January 27th, 1997        By:  /s/ KATHLEEN SEREDA GLAUB
                                    ---------------------------
                                    Kathleen Sereda Glaub
                                    Senior Vice President and
                                         Chief Financial Officer
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                                       4


                                 EXHIBIT INDEX

  Exhibit No.                           Description
  -----------                           -----------
     2.1         Agreement and plan of merger and reorganization, dated as of January
                 12, 1997, among Cell Genesys, Inc., S Merger Corp. and Somatix
                 Therapy Corporation.

     10.1        Stock option agreement, dated as of January 12, 1997, between Somatix
                 Therapy Corporation, as grantor, and Cell Genesys, Inc., as grantee.

     10.2        Stock option agreement, dated as of January 12, 1997, between Cell
                 Genesys, Inc., as grantor, and Somatix Therapy Corporation, as grantee.

     99.1        Press release issued January 13, 1997 announcing the proposed business combination between Cell Genesys, Inc. and Somatix Therapy
                 Corporation.